UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2023

VAHANNA TECH EDGE ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-41094	98-1600102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Avenue of the Americas

New York, New York 10020

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (347) 745-6448

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	VHNAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	VHNA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VHNAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 25, 2023, at 10:00 a.m. Eastern time, Vahanna Tech Edge Acquisition I Corp., a British Virgin Islands business company (the “Company” or “Vahanna”), held an extraordinary general meeting of shareholders (the “Meeting”), at which holders of 16,627,786 ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), were present in person or by proxy, representing approximately 66.5% of the voting power of the 25,012,500 issued and outstanding Ordinary Shares entitled to vote at the Meeting as of the close of business on July 21, 2023, which was the record date for the Meeting.

At the Meeting, the below proposals were submitted to and approved by the Company’s shareholders (capitalized terms used and not otherwise defined herein have the meanings specified in the Company’s proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2023 (the “Proxy Statement”) in connection with the Meeting):

The Business Combination Proposal - a proposal to approve and adopt the Agreement and Plan of Merger, dated as of February 10, 2023 (as amended and/or restated from time to time, the “Merger Agreement”), by and among Vahanna, Vahanna Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Vahanna (“Merger Sub”), and Roadzen, Inc., a Delaware corporation (“Roadzen”), pursuant to which Merger Sub will merge with and into Roadzen, with Roadzen surviving the merger as a wholly owned subsidiary of Vahanna (the “Merger”).

For	Against	Abstain
13,803,373	2,821,787	2,626

The Charter Proposal - a proposal to approve, assuming the Business Combination Proposal is approved and adopted, the proposed amended and restated memorandum and articles of association of Vahanna (the “Proposed Charter”) that will be in effect upon the closing of the Merger (the “Closing”) and will, among other things, change Vahanna’s name to Roadzen Inc. (“New Roadzen”).

For	Against	Abstain
13,803,372	2,821,788	2,626

The Governance Proposals - a proposal to approve, on a non-binding advisory basis, certain governance provisions set forth in the Proposed Charter, which are being separately presented in accordance with the requirements of the SEC (collectively, the “Governance Proposals”):

a.	to eliminate the Class A Ordinary Share and Class B Ordinary Share classifications and provide for a single class of ordinary shares;

For	Against	Abstain
13,803,372	2,821,788	2,626

b.

to provide clear instructions as to how a shareholder may bring matters before a general meeting and to increase the share ownership required for a member’s requisition from not less than ten percent (10%) to not less than thirty percent (30%);

For	Against	Abstain
13,803,372	2,821,788	2,626

c.	to provide that directors may be removed only for cause and by shareholders representing at least two-thirds (2/3) of New Roadzen’s voting power; and

For	Against	Abstain
13,803,373	2,821,787	2,626

d.	to increase the number of New Roadzen ordinary shares that constitute a quorum from one-third (1/3) to one-half (1/2).

For	Against	Abstain
13,803,372	2,821,788	2,626

The Nasdaq Proposal - a proposal to approve, for purposes of complying with applicable listing rules of the Nasdaq Stock Market: (i) the issuance of New Roadzen ordinary shares pursuant to and in connection with the Merger Agreement and the PIPE Investment; and (ii) the related change of control of Vahanna that will occur in connection with consummation of the Merger and the other transactions contemplated by the Merger Agreement.

For	Against	Abstain
13,803,373	2,821,787	2,626

The Incentive Plan Proposal - a proposal to approve and adopt the New Roadzen 2023 Incentive Plan.

For	Against	Abstain
13,803,372	2,821,788	2,626

The ESPP Proposal - a proposal to approve and adopt the New Roadzen 2023 Employee Stock Purchase Plan.

For	Against	Abstain
13,803,373	2,821,787	2,626

The Adjournment Proposal, as described in greater detail in the Proxy Statement, was not presented to Vahanna’s shareholders, as the Business Combination Proposal, the Charter Proposal, the Governance Proposals, the Nasdaq Proposal, the Incentive Plan Proposal and the ESPP Proposal each received a sufficient number of votes for approval. Based on the results of the Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the Merger Agreement and other transactions contemplated thereby are expected to be consummated in the third quarter of 2023. Following the consummation of the Merger, Vahanna intends to change its name to Roadzen Inc., with its ordinary shares and warrants expected to begin trading on the Nasdaq Stock Market under the symbol “RDZN” and “RDZNW”, respectively.

Item 8.01.	Other Events.

On August 25, 2023, Vahanna issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that an aggregate of $225,000 (the “Extension Payment”) was deposited by Vahanna LLC, a Delaware limited liability company (the “Sponsor”), into the Trust Account for Vahanna’s public shareholders, representing approximately $5.38 per public share. This enables Vahanna to extend the period of time it has to complete its proposed business combination with Roadzen pursuant to the Merger Agreement by one month, from August 26, 2023 to September 26, 2023 (the “Extension”).

The Sponsor loaned the Extension Payment to Vahanna in order to support the Extension and caused the Extension Payment to be deposited in the Trust Account for its public shareholders. This Extension Payment was evidenced by the unsecured promissory note previously issued by Vahanna to the Sponsor on May 24, 2023 (as amended, the “Note”). The Note bears interest at a rate of twenty percent (20.0%) per annum with an original issue discount of ten percent (10.0%) and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Business Combination is consummated and (ii) the date of the liquidation of the Company.

The Note was issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the Note, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Title

10.1	Promissory Note, dated as of May 24, 2023 (as amended).

99.1	Press Release dated August 25, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2023	Vahanna Tech Edge Acquisition I Corp.

	By:	/s/ Karan Puri
		Name:	Karan Puri
		Title:	Chief Executive Officer